Exhibit 10.3(v)
IAE PROPRIETARY INFORMATION
628 Hebron Avenue, Suite 400
Glastonbury, CT 06033 USA
September 27, 2011
Mr. Mark Powers
Senior Vice President and Treasurer
JetBlue Airways Corporation
118-29 Queens Boulevard
Forest Hills, NY 11375
Subject:	Side Letter No. 31 to the V2500 General Terms of Sale Agreement between JetBlue Airways Corporation and IAE International Aero Engines AG dated May 4, 1999.
Ladies and Gentlemen:
We refer to the General Terms of Sale Agreement dated May 4, 1999 between IAE International Aero Engines AG (“IAE”) and JetBlue Airways Corporation (“JetBlue”), as amended from time to time, such contract being hereinafter referred to as the “Agreement”.
Unless expressly stated to the contrary, and to the extent possible, capitalized terms used in this Side Letter Agreement No. 31 (“Side Letter No. 31”) shall have the same meaning given to them in the Agreement. In the event of a conflict between the terms and provisions of this Side Letter No. 31 and those of the Agreement, this Side Letter No. 31 shall govern.
NOW, THEREFORE, the Parties hereby agree as follows:
1.	Revision to Exhibit B-2
1.1.	The Parties hereby agree that Exhibit B-2 to the Agreement, Purchased Items, Price, Escalation Formula and Delivery, is hereby deleted in its entirety and replaced by the revised delivery schedule attached as Appendix 1 hereto which captures the amendments as set forth in Clause 2 below.
2.	Spare Engine Pull Forwards
2.1.	The delivery of Spare Engine No. 25 (as listed in Exhibit B-2) is accelerated from [***] 2011 and rescheduled for delivery in [***] 2011.

2.2.	The delivery of Spare Engine No. 26 (as listed in Exhibit B-2) is accelerated from [***] 2011 and rescheduled for delivery in [***] 2011.

2.3.	In consideration for rescheduling the Spare Engines as detailed in Clauses 2.1 and 2.2 above (each an “2011 Accelerated Spare Engine” and collectively the “2011 Accelerated

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION
Spare Engines”) IAE agrees to [***].

2.4.	If JetBlue takes delivery of the 2011 Accelerated Spare Engines in [***] 2011, the Purchase Price balances for such 2011 Accelerated Spare Engines shall [***] in the case of Spare Engine No. 25 and (ii) [***] in the case of Spare Engine No. 26.

2.5.	In the event that JetBlue takes delivery of either 2011 Accelerated Spare Engine after [***] 2011, and if the delay is not caused or requested by IAE, then: (i) the Purchase Price balance for each such 2011 Accelerated Spare Engine shall [***] in accordance with applicable escalation formula contained in Exhibit B-2 to the Agreement and (ii) the 2011 Accelerated Spare Engines [***].

2.6.	IAE agrees to [***].

2.7.	IAE also agrees to [***]. JetBlue agrees to [***].

2.8.	IAE shall be responsible for the transportation of the IAE Transportation Equipment from JetBlue’s facilities in Orlando, FL to IAE’s facilities in Middletown, CT.
3. Miscellaneous
3.1	This Side Letter No. 31 is not, and shall not be construed as, a waiver of either Party’s rights or remedies.

3.2	This Side Letter No. 31 contains matters of a confidential and proprietary nature and is delivered on the express condition that its terms shall not be disclosed to any third party or reproduced in whole or in part for anyone other than the parties hereto without the other party’s prior written consent, unless otherwise stated herein.

3.3	This Side Letter No. 31 constitutes a valid, legal, binding obligation. This Side Letter No. 31 shall be construed and interpreted in accordance with the laws of the State of Connecticut, United States of America with the exception of its conflict of law provisions.

3.4	This Side Letter No. 31 may be executed in one or more counterparts, each of which when so executed and delivered shall be an original but shall constitute one and the same instrument.
Except as expressly amended by this Side Letter No. 31, all provisions of the Agreement (as amended from time to time by various side letters and amendments) remain in full force and effect.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

Very truly yours,	Agreed to and accepted on behalf of
IAE International Aero Engines AG	JetBlue Airways Corporation

/s/ Debarshi Mandal By	/s/ Mark D. Powers Name

Debarshi Mandal	SVP Treasurer

Name	Title

Commercial Manager	9/28/11

Title	Date

IAE PROPRIETARY INFORMATION

APPENDIX 1
Exhibit B-2
Purchased Items, Price, Escalation Formula and Delivery
As of September 2011
Glossary Notes:
•	Delivered Spare Engines are indicated by Italics typeface

•	Applicable escalation formulae are in accordance with Side Letter 13 to the Agreement

		Basic Contract
Rank		Price	Base		Applicable	Delivery
No.	Purchased Item	U.S. Dollars	Month	Qty	Escalation	Date
No. 1	V2527-A5 Spare Engine	[***]	Jan-03	1	Formula I	[***]-99
No. 2	V2527-A5 Spare Engine	[***]	Jan-03	1	Formula I	[***]-00
No. 3	V2527-A5 Spare Engine	[***]	Jan-03	1	Formula I	[***]-01
No. 4	V2527-A5 Spare Engine	[***]	Jan-03	1	Formula I	[***]-02
No. 5	V2527-A5 Spare Engine	[***]	Jan-03	1	Formula I	[***]-02
No. 6	V2527-A5 Spare Engine	[***]	Jan-03	1	Formula I	[***]-03
No. 7	V2527-A5 Spare Engine	[***]	Jan-03	1	Formula I	[***]-04
No. 8	V2527-A5 Spare Engine	[***]	Jan-03	1	Formula I	[***]-05
No. 9	V2527-A5 Spare Engine	[***]	Jan-03	1	Formula I	[***]-05
No. 10	V2527-A5 Spare Engine	[***]	Jan-03	1	Formula II	[***]-06
No. 11	V2527-A5 Spare Engine	[***]	Jan-03	1	Formula I	[***]-06
No. 12	V2527-A5 Spare Engine	[***]	Jan-03	1	Formula II	[***]-07
No. 13	V2527-A5 Spare Engine	[***]	Jan-03	1	Formula I	[***]-07
No. 14	V2527-A5 Spare Engine	[***]	Jan-03	1	Formula I	[***]-07
No. 15	V2527-A5 Spare Engine	[***]	Jan-03	1	Formula II	[***]-07
No. 16	V2527-A5 Spare Engine	[***]	Jan-03	1	Formula I	[***]-07
No. 17	V2527-A5 Spare Engine	[***]	Jan-03	1	Formula I	[***]-08
No. 18	V2527-A5 Spare Engine	[***]	Jan-03	1	Formula I	[***]-08
No. 19	V2527-A5 Spare Engine	[***]	Jan-03	1	Formula I	[***]-09
No. 20	V2527-A5 Spare Engine	[***]	Jan-03	1	Formula I	[***]-10
No. 21	V2527-A5 Spare Engine	[***]	Jan-03	1	Formula ll	[***]-10
No. 22	V2527-A5 Spare Engine	[***]	Jan-03	1	Formula I	[***]-10
No. 23	V2527-A5 Spare Engine	[***]	Jan-03	1	Formula I	[***]-11
No. 24	V2527-A5 Spare Engine	[***]	Jan-03	1	Formula II	[***]-11
No. 25	V2533-A5 Spare Engine	[***]	Jan-03	1	Formula II	[***]-11
No. 26	V2533-A5 Spare Engine	[***]	Jan-03	1	Formula II	[***]-11
No. 27	V2533-A5 Spare Engine	[***]	Jan-03	1	Formula II	[***]-12
No. 28	V2533-A5 Spare Engine	[***]	Jan-03	1	Formula II	[***]-12
TOTAL				28

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

EXHIBIT B-2
ESCALATION FORMULA I
1.	Any unit base price or other sum expressed to be subject to escalation from a base month to a month of delivery or other date of determination in accordance with the IAE Escalation Formula will be subject to escalation in accordance with the following formula:

P = Pb ( [***] L + [***] M + [***] E ) Lo Mo Eo

Where:

P = the invoiced purchase price or escalated sum rounded to the nearest U.S. Dollar

Pb = unit base price or other sum.

Lo = the “North American Industry Classification System (NAICS) Wages and Salaries for Aircraft Manufacturing (NAICS Code 336411), CIU2023211000000I” as published quarterly by the Bureau of Labor Statistics, U.S. Department of Labor for the Labor for the month preceding the base month by four months.

L = the “North American Industry Classification System (NAICS) Wages and Salaries for Aircraft Manufacturing (NAICS Code 336411), CIU2023211000000I” as published quarterly by the Bureau of Labor Statistics, U.S. Department of Labor for the month preceding the month of delivery or other date of determination by four months.

Mo = the “Producer Price Index, Code 10, for Metals and Metal Products” published by the Bureau of Labor Statistics in the U.S. Department of Labor for the month preceding the base month by four months.

M = the “Producer Price Index, Code 10, for Metals and Metal Products” for the month preceding the base month by four months.

Eo = the “Producer Price Index, Code 5, for Fuel and Related Products and Power” published by the Bureau of Labor Statistics in the U.S. Department of Labor for the month preceding the base month by four months.

E = the “Producer Price Index, Code 5, for Fuel and Related Products and Power” for the month preceding the base month by four months.

The values of the factors [***] L + [***] M + [***] E Lo Mo Eo

Respectively, shall be determined to the nearest fourth decimal place. If the fifth decimal is five or more, the fourth decimal place shall be raised to the next higher number.

If the U.S. Department of Labor ceases to publish the above statistics or modifies the basis of their calculation, then IAE may substitute any officially recognized and substantially equivalent statistics.

The Basic Contract Prices contained in this Exhibit B are subject to escalation from a Base Month of January 2003 to the month of delivery using using Lo, Mo and Eo values for September 2002.

If the application of the formula contained in this Exhibit B results in a Purchase Price which is lower than the Basic Contract Price, the Basic Contract Price will be deemed to be the Purchase Price for such Supplies.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

ESCALATION FORMULA II
1.	Any unit base price or other sum expressed to be subject to escalation from a base month to a month of delivery or other date of determination in accordance with the IAE Escalation Formula will be subject to escalation in accordance with the following formula:

Pi	=	(Pb+F) x CPI where:

Pi	=	the invoiced purchase price or escalated sum rounded to the nearest U.S. Dollar.

Pb	=	unit base price or other sum.

F	=	[***] (N)(Pb)

N	=	the calendar year of scheduled delivery or other date of determination minus 2003

CPI	=	[***] (L) + [***] (M)

L	=	Labor Ratio defined below

M	=	Material Ratio defined below
IAE’s Composite Price Index (“CPI”) is the sum of [***] percent of the Labor ratio and [***] percent of the Material Ratio, with the sum rounded to the nearest ten thousandth.

The quarterly value published for the Employment Cost Index will be deemed to apply to each month of the quarter.

The Labor Ratio is the “North American Industry Classification System (NAICS) Wages and Salaries for Aircraft Manufacturing (NAICS Code 336411), CIU2023211000000I” as published quarterly by the Bureau of Labor Statistics, U.S. Department of Labor for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the month of scheduled delivery for each engine/equipment; divided by the value of “North American Industry Classification System (NAICS) Wages and Salaries for Aircraft Manufacturing (NAICS Code 336411), CIU2023211000000I” for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the Base Month. To be clear the quarterly value of CIU2023211000000I will apply to each month of a given quarter.

The Material Ratio is the “Producer Price Index, Industrial Commodities, WPU03thru15”, as published monthly by the Bureau of Labor Statistics, U.S. Department of Labor, for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the month of scheduled delivery for each engine/equipment; divided by the value for Industrial Commodities for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the Base Month.

For a given month, the escalation shall be computed by using the applicable Index value, which the Bureau has published as the time of delivery or other date of determination.

2.	If the U.S. Department of Labor changes the base year for determination of the Index values as defined above, such re-based values will be incorporated in the escalation calculation.

3.	If the U.S. Department of Labor revises the methodology used for the determination of the values to be used to determine the CPI or, for any reason, has not released values needed to determine the CPI, IAE, in its sole discretion, shall select a substitute for such values from data published by the Bureau of Labor Statistics or otherwise make revisions to the escalation formula such that the escalation will as closely as possible approximate the result that would have been attained by continuing the use of the original escalation formula and values as they may have fluctuated during the applicable time period.

4.	The invoiced purchase price, which in no event shall be less than the unit base price, shall be the final price. If the calculated sum of L + M is less than 1.0000, then the value of the sum is adjusted to 1.0000.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.